UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2005

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15305	51-0380803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 754-5300

__________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 19, 2005, BlackRock, Inc. (the “Company”) reported results of operations and financial condition for the three months and year ended December 31, 2004. A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press release dated January 19, 2005 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc. (Registrant)

	By:	/s/ Paul L. Audet
Date: January 19, 2005		Paul L. Audet Managing Director and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated January 19, 2005 issued by the Company.